UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2025

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800 Woburn, MA 01801
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2025, the Board of Directors (the “Board”) of iSpecimen Inc. (the “Company”) appointed Ms. Katharyn Field as President of the Company, effective immediately. In connection with her appointment, Ms. Field resigned as a member of the Board, and Ms. Siyun Yang was appointed as an independent director to fill the resulting vacancy, effective immediately.

Ms. Yang has also been appointed to serve on the Audit Committee and Nominating and Corporate Governance Committee of the Board, replacing Ms. Field. Additionally, the Board appointed Mr. Richard Paolone as Chair of the Board, replacing Ms. Field in this role. Mr. Robert Bradley Lim remains the Company’s Chief Executive Officer and a member of the Board.

The compensation arrangements for Ms. Field in connection with her appointment as President have not yet been determined. The Company will disclose the material terms of any such arrangements in an amendment to this Current Report on Form 8-K or in another applicable filing once finalized.

Ms. Yang is an Associate Attorney at Quill & Arrow LLP based in Los Angeles, California, where she specializes in consumer protection and product liability litigation. Previously, she served as In-House Counsel at Halo Collective Inc., overseeing regulatory compliance, corporate transactions, and litigation matters related to cannabis operations and intellectual property. Prior to that, Ms. Yang was a Provisional Licensed Lawyer at Di Li Law, PC, where she focused on trademark filings, oppositions, and intellectual property matters. Ms. Yang holds an LL.M. in International Comparative Law from UCLA School of Law and an LL.B. in International Economic Law from East China University of Political Science and Law. Her expertise in litigation, corporate governance, and data analytics further strengthens the Board’s oversight capabilities. There are no arrangements or understandings between Ms. Yang and any other person pursuant to which she was selected as a director, nor are there any related party transactions between the Company and Ms. Yang that would require disclosure under Item 404(a) of Regulation S-K.

The Board and management team remain focused on executing the Company’s objectives and do not anticipate any disruption to the Company’s operations as a result of these leadership changes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2025

iSPECIMEN INC.

By:	/s/ ROBERT BRADLEY LIM
	Name:	Robert Bradley Lim
	Title:	Chief Executive Officer

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